Supplement dated February 19, 2021 to

SUMMARY PROSPECTUS
Dated July 31, 2020,
as amended August 4, 2020

The Ultra Short Government Fund has limited sales of its shares through financial intermediaries. Share are currently not available to new investors for purchase through financial intermediaries.  Existing investors who have purchased shares of the Ultra Short Government Fund through financial intermediaries may continue to purchase shares of the Fund.